SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 16, 2005


                                TRUDY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 353 Main Avenue
                           Norwalk, Connecticut 06851
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



        Delaware                      0-16056                  06-1007765
----------------------------        ------------          ----------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)


                            Telephone: (203) 846-2274
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               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         The Registrant announced the re-listing of its shares on the OTC Bulletin Board.


Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.2     Press release of the Registrant, dated May 16, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRUDY CORPORATION

Date:    May 16, 2005                  By /s/ WILLIAM W. BURNHAM
                                          --------------------------------------
                                          William W. Burnham,
                                          Chief Executive Officer and
                                          Acting Chief Financial Officer of the
                                          Company


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